UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2013

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0092

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2013, our wholly-owned subsidiary, Whitney Automotive Group, Inc. (“WAG”), closed the sale of its facility located at 761-765 Progress Parkway, LaSalle, Illinois 61301 (the “Property”) for $9,750,000 pursuant to the purchase and sale agreement dated April 17, 2013 between WAG and STORE Capital Acquisitions, LLC (the “Agreement”). The description of the Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Under the terms of the Agreement, simultaneously with the execution of the Agreement and the closing of the sale of the Property, we entered into a lease agreement (the “Lease”) with STORE Master Funding III, LLC (“STORE”) whereby we leased back the Property for our continued use as an office, retail and warehouse facility for storage, sale and distribution of automotive parts, accessories and related items.

The Lease has a term of 20 years (the “Term”) commencing upon the execution of the Lease and terminating on April 30, 2033. Pursuant to the terms of the Lease, our initial base annual rent is $853,125 for the first year (the “Base Rent Amount”), after which the rental amount will increase annually on May 1 by the lesser of 1.5% or 1.25 times the change in the Consumer Price Index as published by the U.S. Department of Labor’s Bureau of Labor Statistics, except that in no event will the adjusted annual rental amount fall below the Base Rent Amount. We were not required to pay any security deposit.

Under the terms of the Lease, we are required to pay all taxes associated with the Lease, pay for any required maintenance on the Property, maintain certain levels of insurance and indemnify STORE for losses incurred that are related to our use or occupancy of the Property.

The description of the Lease set forth above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lease, the form of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

See Item 1.01 above regarding a real estate sale-leaseback transaction involving the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated April 17, 2013 by and among Whitney Automotive Group, Inc. and STORE Capital Acquisitions, LLC

10.2	Lease Agreement dated April 17, 2013 by and among U.S. Auto Parts Network, Inc. and STORE Master Funding III, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2013	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ Bryan P. Stevenson
Bryan P. Stevenson VP, General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated April 17, 2013 by and among Whitney Automotive Group, Inc. and STORE Capital Acquisitions, LLC

10.2	Lease Agreement dated April 17, 2013 by and among U.S. Auto Parts Network, Inc. and STORE Master Funding III, LLC